SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) April 28, 1997


                               MARCAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        MASSACHUSETTS                    0-18674                04-2711580
(State of Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)



                95 WELLS AVENUE, NEWTON, MA               02159
          (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (617) 965-0220


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Item 5.  Other Events.

        This Form 8-K is being filed to disclose and make publicly available certain pro forma financial information for Marcam Solutions, Inc. ("Marcam Solutions"), to be formed as a wholly owned subsidiary of Marcam Corporation (the "Company").

        On April 28, 1997, the Board of Directors decided to divide the Company into two separate publicly traded corporations: one of which will operate the portion of the business relating to the Company's PRISM, Protean and Avantis product lines, Marcam Solutions, and one of which will operate the portion of the Company's business relating to its MAPICS product line, MAPICS, Inc. To effect the separation, the Company will transfer to Marcam Solutions substantially all of the business, assets and liabilities relating to the PRISM, Protean and Avantis product lines and will contribute an aggregate of $42 million in cash to Marcam Solutions. All of the shares of common stock of Marcam Solutions will be distributed pro rata to the Company's stockholders of record on a date to be set by the Company's Board of Directors (the "Distribution"). In connection with the Distribution, the Company intends to change its name to "MAPICS, Inc." and will continue the operations relating to the MAPICS product line. The separation into two independent, publicly traded companies is designed to enable each to better focus on its core market opportunities, to better serve its existing customer base and to finance its business.

        The Distribution is subject to, among other things, (i) approval by the stockholders of the Company and (ii) the receipt of a favorable private letter ruling from the Internal Revenue Service, or, at the option of the Board, opinions of the Company's special tax counsel and independent accountants, with respect to the tax-free nature of the Distribution.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Business Acquired.  None.
             -----------------------------------------
        (b)  Pro Forma Financial Information.  None.
             -------------------------------
        (c)  Exhibits.
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Exhibit No.    Description
-----------    -----------



99.1 The following unaudited pro forma consolidated financial statements:

                  Pro Forma Consolidated Balance Sheet as of March 31, 1997 (Unaudited)

                  Pro Forma Consolidated Statements of Operations for the fiscal year ended September 30, 1996 (Unaudited) and the six months ended March 31, 1997 (Unaudited)

                  Notes to Pro Forma Consolidated Financial Statements
                  (Unaudited)

99.2 Management's Discussion and Analysis of Pro Forma Financial Condition and Results of Operations

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARCAM CORPORATION


Date: May 9, 1997                         By: /s/ George A. Chamberlain, 3d
                                             ------------------------------
                                              George A. Chamberlain, 3d
                                              Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------

99.1 The following unaudited pro forma consolidated financial statements:

                       Pro Forma Consolidated Balance Sheet as of March 31, 1997 (Unaudited)

                       Pro Forma Consolidated Statements of Operations for the fiscal year ended September 30, 1996 (Unaudited) and the six months ended March 31, 1997 (Unaudited)

                       Notes to Pro Forma Combined Financial Statements (Unaudited)

99.2 Management's Discussion and Analysis of Pro Forma Financial Condition and Results of Operations